Investor Presentation December 2016 Hilton Hawaiian Village Exhibit 99.2

CONFIDENTIAL  |  2
Basis of Presentation
References to pro forma amounts herein are not intended to reflect pro forma adjustments made pursuant to Article 11 of Regulation S-X of the
Securities Exchange Act of 1934, as amended. Unless otherwise noted, the information and figures presented herein includes our 67 hotels and resorts as of September 30, 2016, as if they have been owned during all periods on a pro forma basis adjusted for management agreements that will be in effect post-spin.
Forward-Looking Statements
This investor presentation, and the related discussion, contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the beliefs and assumptions of management of Park Hotels & Resorts Inc. (“Park”) and on information currently available to Park’s management. Forward-looking statements include, but are not limited to, statements related to Park’s expectations regarding the performance of the business, financial results, liquidity and capital resources of Park, the benefits resulting from Park’s separation from Hilton Worldwide Holdings Inc., the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.
Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-
looking
statements.
You
should
not
put
undue
reliance
on
any
forward-looking
statements
in
this
presentation.
Park
does
not
have
any
intention
or
obligation to update forward-looking statements after Park distributes this presentation.
Factors that could cause Park’s results to differ materially from those expressed in forward-looking statements are included in the section entitled “Risk
Factors”
of
Park’s
Registration
Statement
on
Form
10,
originally
filed
with
the
Securities
and
Exchange
Commission
on
June
2,
2016,
as
amended
and
supplemented. There may be other risks and uncertainties that Park is unable to predict at this time or that Park currently does not expect to have a material adverse effect on Park’s business. Any such risks could cause Park’s results to differ materially from those expressed in forward-looking statements.
Non-GAAP Measures
This
investor
presentation
is
not
an
offer
to
sell
or
the
solicitation
of
an
offer
to
buy
any
securities
of
Park,
nor
will
there
be
any
sales
of
securities
of
Park
in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
This investor presentation, and the related discussions, also contains certain non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this investor presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP and definitions and calculation methodologies of defined terms used in this investor presentation.
Safe Harbor Disclosure

CONFIDENTIAL  |  3
“To
be
the
preeminent
Lodging
REIT,
focused
on
consistently
delivering
superior,
risk-
adjusted
returns
for
shareholders
through
active
asset
management
and
a
thoughtful
external
growth
strategy,
while
maintaining
a
strong
and
flexible
balance
sheet”
Mission
Hilton San Francisco Union Square

PARK
HOTELS & RESORTS

WALDORF ASTORIA
HOTELS & RESORTS

Hilton
HOTELS & RESORTS

CURIO
A COLLECTION BY HILTON

DOUBLETREE
BY HILTON

EMBASSY SUITES
HOTELS

CONFIDENTIAL  |  4
Park
is
a
leading
lodging
real
estate
company
with
a
diverse
portfolio
of
iconic
and
market-leading
hotels
and
resorts
with
significant
underlying
real
estate
value
in
top
U.S.
markets
and
internationally
Premium
Brands
Leading Properties
Top Markets
Company Highlights
Sep 2016 LTM
Performance
(3)
67
premium-branded hotels and iconic resorts
35,000+
competitively positioned and well-maintained rooms
(1)
85%+
of rooms in luxury and upper-upscale segments
$1.1 Bn
of CapEx or $36k per room invested over the past 5 years
(2)
80%
of CapEx targeted towards guest rooms, lobbies and other guest-
facing areas
(2)
26
properties with 25k+ sq. ft.
of meeting space and
6
properties
with 125k+ sq. ft.
of meeting space
Prime
U.S. and international markets with high barriers to entry
88%
of room exposure in the United States
72%
of rooms in CBDs of major cities and resort / conference destinations
$2.8 billion
Total Portfolio Revenue
(4)
$763 million
Adjusted EBITDA
61% / 82%
Top 10 / Top 25 Assets
Contribution to
Ownership EBITDA
81%
Total Occupancy
$200
Total ADR
$162
Room RevPAR
$204
Avg. Room RevPAR
of Top 10 Assets
(1) Total rooms figure includes 25 rooms and 600 rooms from  Hilton New York Midtown and Hilton Waikoloa Village, respectively, that will  become part of Hilton Grand Vacations prior to the completion of the spin-off
(2) Includes only CapEx made in our wholly-owned hotels during our period of ownership
(3) Occupancy, ADR and RevPAR excludes Unconsolidated JVs; EBITDA figures include pro rata share from
Unconsolidated JVs and reflect pro forma for new management contracts
(4) Includes pro rata share of Unconsolidated JVs

CONFIDENTIAL  |  5
Continually improve property level operating performance
Consistently implement revenue management initiatives to optimize market pricing /
segment mix
Allocate capital effectively by leveraging scale, liquidity and M&A expertise to create value throughout all phases of the lodging cycle
Employ an active capital recycling program—expanding our presence in target markets with a focus on brand and operator diversification, while reducing exposure to slower growth assets/markets
Target value enhancement projects with strong unlevered ROI yields
Preserve a strong and flexible balance sheet, with a targeted leverage ratio of 3x to 5x
Maintain strong liquidity across lodging cycle and access to multiple types of financing
Aspire to achieve investment grade rating
Pillars of our Corporate Strategy
Prudent Capital Allocation
Aggressive Asset Management
Strong and Flexible Balance Sheet

Leadership Hilton San Francisco Union Square

CONFIDENTIAL  |  7
Seasoned and Experienced Management Team
Officer
Title
Years of
Experience
Relevant Experience
Thomas J.
Baltimore, Jr.
Chairman, President &
Chief Executive Officer
25
•
Co-founder
and
former
President
and
CEO
–
RLJ
Lodging
Trust
(NYSE:
RLJ)
•
Former
Executive
–
Hilton
Hotels
Corp.,
Host
Marriott
Services
and
Marriott
Corp.
(NYSE: MAR)
•
Director
of
Prudential
Financial
(NYSE:
PRU)
and
Duke
Realty
(NYSE:
DRE)
•
Serves
as
First
Vice
Chair
–
NAREIT
Board
Sean M.
Dell’Orto
Executive Vice President,
Chief Financial
Officer &
Treasurer
20
•
Former
SVP
and
Treasurer
–
Hilton
(NYSE:
HLT)
•
Former
SVP
and
CFO
–
Barceló
Crestline
Corp.
•
Former
VP,
Treasurer
–
Highland
Hospitality
Corp.
(NYSE:
HIH)
Matthew A.
Sparks
Executive Vice President,
Chief Investment Officer
25
•
Former
SVP,
Luxury
&
Corporate
Development
–
Hilton
(NYSE:
HLT)
•
Former
SVP,
Acquisitions
–
Sage
Hospitality
Resources
•
Former
SVP,
Global
Development
–
Fairmont
Raffles
Hotels
•
Former
Executive
–
Marriott
Corp.
and
Starwood
Hotels
Robert D.
Tanenbaum
Executive Vice President,
Asset Management
25
•
Former EVP and COO –
DiamondRock
Hospitality (NYSE: DRH)
•
Former
Principal –
Madison Hotel Advisors, LLC
•
Former VP, Asset Management
–
Host Hotels & Resorts (NYSE:HST)
Thomas C.
Morey
Senior
Vice President &
General Counsel
20
•
Former SVP & General Counsel
–
Washington REIT (NYSE: WRE)
•
Former Corporate Partner
–
Hogan
Lovells
Jill C.
Olander
Senior Vice President,
Human Resources
20
•
Former
VP,
Human
Resources
-
Hilton
(NYSE:HLT)
•
Former VP, Human Resources -
Allied Capital (NYSE: AFC)

CONFIDENTIAL  |  8
Senior Management (continued)
Officer
Title
Years of
Experience
Relevant Experience
John C.
Boettger
Senior Vice President,
Asset Management
25
•
Former
SVP,
Asset
Management
–
Hilton
(NYSE:
HLT)
•
Former
MD,
Asset
Mgmt
-
Axios
Hospitality
•
Former VP, Asset Mgmt -
Host Hotels & Resorts (NYSE: HST)
William Guy
Lindsey
Senior Vice President, Design
& Construction
30
•
Former
SVP,
Design
&
Construction
–
Sunstone
Hotel
Investors
(NYSE:
SHO)
•
Former Executive VP –
Complete Property Services, Inc.
Darren W.
Robb
Senior Vice President,
Chief Accounting Officer
18
•
Former
VP,
Financial
Reporting
&
Policy
–
Hilton
(NYSE:
HLT)
•
Former
Senior
Manager,
Audit
–
KPMG
Ian C.
Weissman
Senior Vice President,
Corporate Strategy and
Investor Relations
20
•
Former
Managing
Director
and
Head
of
REIT
research
–
Credit
Suisse
(NYSE:
CS)
•
17 years experience as a Wall Street REIT analyst
Scott D.
Winer
Senior Vice President,
Head of Tax
30
•
Former
VP,
Head
of
Tax
–
Rayonier,
a
publicly-traded
timber
REIT
(NYSE:
RYN)
•
Former Partner –
KPMG; Arthur Andersen
Dexter E.
Wood, Jr.
Senior Vice President,
Investment Analysis &
Portfolio
Management
28
•
Former
SVP,
Global
Investment
&
Business
Analytics
–
Hilton
(NYSE:
HLT)
•
SVP, Feasibility -
Host Hotels & Resorts (NYSE: HST)
•
Former Executive –
PwC; HVS International

CONFIDENTIAL  |  9
Full
Director
slate
includes:
Proven
leaders
with
strong
strategic
orientation
Highly
qualified
financial
experts
Individuals
with
significant
experience
with
real
estate
investment
and
REIT
structures
Leaders
with
relevant
industry
experience
including
real
estate,
consumer
goods
and
services,
travel
and
leisure,
branding,
retail,
financial
services,
and
technology
Board
committees
have
been
assigned
and
the
on-boarding
process
is
underway
for
the
following:
Audit
Compensation
Nominating
and
Corporate
Governance
Total
of
nine
Board
seats
(six
Independent
Directors;
two
Blackstone
executives;
and
Tom
Baltimore)
Two
additional
Board
seats
may
be
added
upon
consummation
of
the
recently
announced
sale
of
Blackstone
shares
to
HNA
Group
Park has assembled a Board of experienced, diverse and successful corporate executives including current/former CEOs, CFOs and other senior corporate executives
Board of Directors

CONFIDENTIAL  |  10
Name
Principal
Occupation
Experience
Thomas J. Baltimore, Jr.
Chairman, President
&
Chief
Executive Officer
Park Hotels & Resorts
•
Co-founder and former President and CEO –
RLJ Lodging Trust
(NYSE: RLJ)
•
Former Executive –
Hilton Hotels Corp., Host Marriott Services,
and Marriott Corp. (NYSE: MAR)
•
Director of Prudential Financial (NYSE: PRU) and Duke Realty
(NYSE:
DRE)
•
Serves as First Vice Chair –
NAREIT Board
Patricia M. Bedient
Former Chief Financial Officer
Weyerhaeuser
•
Former CFO of Weyerhaeuser (NYSE: WY) from April 2007 until
February 2016
•
A certified public accountant (CPA) since 1978; served as a
managing partner of Arthur Andersen
•
Serves on the board of directors of Alaska Air Group, Inc. (NYSE:
ALK)
as
Lead Independent Director, and Suncor Energy Inc. (NYSE:
SU)
Gordon M. Bethune
Former Chairman & Chief Executive Officer
Continental Airlines
Lead Independent Director
Park Hotels & Resorts
•
Retired Chairman and CEO of Continental Airlines
•
Held senior management positions with The Boeing Company
(NYSE: BA), Piedmont Airlines, Inc., Western Airlines, Inc., and
Braniff
Airlines
•
Serves on the board of directors of Sprint Corporation (NYSE: S)
Board of Directors

PARK HOTELS & RESORTS

| | | |
|---|---|---|
|  | | |
|  | | |
|  | | |

Name
Principal
Occupation
Experience
Rob
G. Harper
Senior Managing Director and Head of U.S.
Asset Management
The Blackstone Group L.P.
•
Head of U.S. Asset Management for The Blackstone Group
(NYSE: BX)
•
Previously worked for Blackstone in Los Angeles and also
London
as head of Blackstone’s European Real Estate Debt
Strategies business
•
Joined Blackstone in 2002;
previously held positions with
Morgan Stanley’s real estate private equity group
•
Serves as a director of ESH Hospitality (NYSE:
STAY)
Tyler S. Henritze
Senior Managing Director and
Co-head of U.S. Acquisitions
The Blackstone Group L.P.
•
Co-Head of
U.S. Acquisitions for The Blackstone Group
(NYSE: BX) since Jan 2013
•
Before joining Blackstone in 2004, Mr. Henritze
worked at
Merrill Lynch in the real estate investment banking group
•
Serves on the board of directors of The Cosmopolitan of Las
Vegas, Motel 6 and BRE Select Hotels;
previously served
on the board of directors of Hilton Worldwide (NYSE: HLT)
and La Quinta
(NYSE: LQ)
Christie B. Kelly
EVP and Chief Financial Officer
Jones Lang LaSalle Incorporated
Chair of Audit Committee
Park Hotels and Resorts
•
Executive Vice President and Chief Financial Officer of
Jones Lang LaSalle since 2013
•
Executive Vice President and Chief Financial Officer of
Duke Realty (NYSE: DRE) from 2009 until June 2013
•
Prior to Duke Realty, Ms. Kelly served as Senior Vice
President, global real estate at Lehman Brothers
•
Serves on the board of Kite Realty Trust (NYSE:
KRG)
Board of Directors
CONFIDENTIAL  |  11

PARK
HOTELS & RESORTS

| | | |
|---|---|---|
|  | | |
|  | | |
|  | | |

Board of Directors
Name
Principal
Occupation
Experience
Senator
Joseph I.
Lieberman
Senior Counsel
Kasowitz, Benson, Torres & Friedman LLP
•
Senior counsel with Kasowitz, Benson, Torres & Friedman LLP
•
Served 24 years in the U.S. Senate (Connecticut), retiring in
January 2013; served
as Chairman of the Committee on
Homeland Security and Government Affairs, helping to shape
legislation for
homeland security, foreign policy, fiscal policy,
environmental protection, human rights, health care, trade,
energy, cyber security and taxes
•
Attorney General of the State of Connecticut -
1983 until 1988
Timothy J.
Naughton
Chairman, Chief Executive Officer and
President
AvalonBay Communities, Inc.
Chair of Nominating and Corporate
Governance Committee
•
Chairman, Chief Executive Officer and President of AvalonBay
Communities (NYSE:
AVB).  Has served as Chairman of
AvalonBay since May 2013, as Chief Executive Officer since
January 2012, and as President since February 2005
•
Serves on the board of directors of Welltower
(NYSE: HCN)
•
Serves as Chair
of NAREIT, is a member of The Real Estate
Round Table, is a member and past Chairman of the Multifamily
Council of the ULI, and is a member of the National Multi-
Housing Council, where he serves on the Executive Committee
Stephen I. Sadove
Founding Partner
JW Levin Management Partners LLC
Chair of Compensation Committee
•
Founding partner of JW Levin Management Partners LLC, a
private management and investment firm, since 2015
•
Chairman and Chief Executive Officer of Saks Incorporated from
2007 until 2013
•
President of Bristol-Meyers (NYSE:
BMY) from 1991 until 2001
•
Serves on the board of directors of Colgate-Palmolive Company
(NYSE:
CL), Ruby Tuesday (NYSE:
RT), and Aramark (NYSE:
ARMK). Also serves as the chairman of the Board of Trustees of
Hamilton College
CONFIDENTIAL  |  12

Waldorf Astoria The Reach Resort Hilton Chicago Portfolio Overview Hilton New York Midtown

(1)
Includes approximately 25 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
(2)
Includes approximately 600 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
Hilton San Francisco
1,919 rooms
Hilton New Orleans
1,622 rooms
Hilton New York
1,929 rooms
(1)
Hilton Chicago
1,544 rooms
Hilton Waikoloa Village
1,241 rooms
(2)
Waldorf Astoria Orlando /
Hilton Orlando Bonnet Creek
1,499 rooms
Hilton Hawaiian Village
2,860 rooms
Waldorf Astoria Casa Marina
311 rooms
Hilton Boston Logan
599 rooms
Hilton Miami Airport
508 rooms
Hilton Short Hills
304 rooms
Hilton McLean
458 rooms
High Barriers to Entry Urban
and Convention Hotels
Landmark Resorts
Select Suburban and
Strategic Airport Hotels
Diversified Exposure to Attractive Markets
CONFIDENTIAL  |  14

(1) As defined by STR
Note: Ownership EBITDA is LTM
75% of LTM Ownership EBITDA from coastal markets
86% of Ownership EBITDA from top 25 markets & resort destinations
Diversified Exposure to Attractive Markets
Hilton
Curio
DoubleTree
Embassy Suites
Hampton Inn
Hilton Garden Inn
Waldorf Astoria
Massachusetts
1 Hotels | 599 Rooms
2% Ownership EBITDA
New Jersey
3 Hotels | 839 Rooms
1% Ownership EBITDA
DC / VA
5 Hotels | 2,120 Rooms
3% Ownership EBITDA
Georgia
2 Hotels | 748 Rooms
1% Ownership EBITDA
Florida
7 Hotels | 4,699 Rooms
16% Ownership EBITDA
Louisiana
2 Hotels | 1,939 Rooms
8% Ownership EBITDA
Tennessee
1 Hotel | 130 Rooms
<1% Ownership EBITDA
Texas
1 Hotel | 259 Rooms
1% Ownership EBITDA
Illinois
4 Hotels | 2,743 Rooms
6% Ownership EBITDA
Washington
3 Hotels | 1,621 Rooms
2% Ownership EBITDA
Northern California
7 Hotels | 4,512 Rooms
15% Ownership EBITDA
Nevada
1 Hotel | 190 Rooms
<1% Ownership EBITDA
Southern California
6 Hotels | 2,888 Rooms
6% Ownership EBITDA
Arizona
2
Hotels| 745 Rooms
1% Ownership EBITDA
Hawaii
2 Hotels | 4,101 Rooms
22% Ownership EBITDA
Utah
1 Hotel | 499 Rooms
1% Ownership EBITDA
Colorado
1 Hotel | 159 Rooms
<1% Ownership EBITDA
New York
1 Hotel | 1,929 Rooms
7% Ownership EBITDA
Kansas / Missouri
2 Hotels | 465 Rooms
1% Ownership EBITDA
International Hotels
15 Hotels | 4,233 Rooms
6% Ownership EBITDA
CONFIDENTIAL  |  15
(1)

11%
8%
8%
8%
5%
6%
4%
4%
4%
2%
12%
28%

26%
8%
66%

10%
44%
18%
28%

32%
5%
63%

Geographic Diversity
Diverse Revenue Stream
Revenue Segmentation
(1)
Location Type
Group vs Transient
Top 10 Cities
(1) Excludes laundry facilities
Note: International hotels located in United Kingdom (8 hotels), Germany (2), Brazil (1), Ireland (1), Netherlands (1) and South
Africa (1)
Note: Revenue segmentation excludes Unconsolidated JVs
Portfolio Overview
(% of Total Rooms)
(% of LTM Total Revenue)
CONFIDENTIAL  |  16
Transient
Group
Contract
Rooms
Food and Beverage
Other
Orlando
San Francisco
Honolulu
Chicago
New Orleans
New York
San Diego
Seattle
Waikoloa Village
Atlanta
International
Other
Urban
Resort
Airport
Suburban

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
5%
0%
4%
0%
0%
2%
0%
0%
0%
8%
5%
2%
11%
4%
17%
1%
11%
New York City
Denver
Seattle
Houston
Nashville
Miami
LA/Long Beach
Dallas
Philadelphia
Chicago
New Orleans
Boston
San Fran Metro
DC-Metro
San Diego
Oahu
Atlanta
Orlando
Supply Growth (U/C)
PK EBITDA (%)
National Construction Pipeline (Growth)

# New Hotels Opened with 50k sq. ft of Meeting Space
8
9
6
2
2
0
2
3
2
2008
2009
2010
2011
2012
2013
2014
2015
YTD16

3.0%
2.9%
2.8%
2.8%
2.7%
2.5%
2.5%
2.4%
2.2%
DRH
CHSP
LHO
HST
PEB
FCH
XHR
SHO
PK

Park Portfolio: Well Insulated from Supply
Favorable Supply Picture for Park’s Hotels
~2% Supply Growth for Park
Against a backdrop of increased US supply
growth, Park is well positioned relative to its
peers
With outsized exposure to Orlando, Oahu, San
Francisco and New Orleans, Park anticipates just
2.2%
supply growth per annum over the next 2+
years, or 50bp
lower than its peer growth
average
Supply growth among big-box group houses has
been especially muted the past five years with
between just 0-3 new hotels (with meeting space
of 50k+ sq. ft.) opened annually vs. 6-9 new
hotels opened annually from 2008-2010
Supply Growth Exposure for Lodging REITs
Note: Charts presented above based on STR Global and Park Hotels estimates
(1) Comparable peers selected based on market exposure
CONFIDENTIAL  |  17
(1)

- Hilton Orlando Convention Center
- Gaylord National
- Hilton San Diego Bayfront
- JW Marriott San Antonio Hill Country
- Grand Hyatt San Antonio
Favorable macro drivers for "big box" hotels
12%
6%
0%
(6%)
(12%)
% Change
- Rosen Single Creek
- Hyatt Regency Denver
- Wynn Las Vegas
- Omni Dallas Convention Center
- JW Indianapolis
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Supply
Demand

Group Portfolio Positioned to Outperform
Park’s Leading Group Platform
(1)
LTM; remainder of mix is contract business
(2)
Smith Travel Research; 12-month moving average from 2006 through December 2015; includes hotels with over 1,000 rooms and 125k sq. ft. of dedicated meeting space
Park
Hotels
&
Resorts
portfolio’s
strong
group
positioning
increases
visibility
into
forward
bookings
and
reduces
operating
volatility
by
enhancing
the
stability
and
predictability
of
revenue
throughout
the
lodging
cycle
Group/Transient
Mix:
32%
/
63%
(1)
The
portfolio
contains
26
properties
with
over
25,000
sq.
ft.
of
meeting
space
and
6
properties
with
over
125,000
sq.
ft.
of
meeting
space
in
top
convention
markets,
generating
robust
corporate
meeting
and
group
business
Supply
and
demand
trends
favor
large,
group-oriented
hotels
for
the
foreseeable
future:
U.S. "Big Box" Supply and Demand % Change
CONFIDENTIAL  |  18
(2)

Industry Overview:  Possible Catalyst in International Demand
2.8% 2000-2015 CAGR
4.0% 2016-2020E CAGR
International Visitors to the U.S. (Arrivals in Millions)
Inbound travel from abroad is expected to accelerate over the next four years –
increasing 4% per annum vs. just 2.8% per annum over the
prior 15 years. Major gateway cities (San Francisco, New York, D.C., LA, Orlando, Boston and Hawaii) are the expected primary beneficiaries
Source: US Department of Commerce
Bullish predictions for inbound international travel to the U.S. could serve as a catalyst for growth in select U.S. markets
CONFIDENTIAL  |  19
51.2
46.9
43.6
41.2
46.1
49.2
51.0
56.1
58.0
55.1
60.0
62.8
66.7
70.0
75.0
77.5
77.3
80.2
83.6
86.9
90.3
35.0
45.0
55.0
65.0
75.0
85.0
95.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E

Investment Highlights Hilton Bonnet Creek

CONFIDENTIAL  |  21
Investment Highlights
Size and Scale of Park Creates Competitive Advantage
Iconic Assets in Key US Cities and Geographic
Diversity
Significant Growth Profile: Acquisitions and
Redevelopment
Enhanced Profitability with Aggressive Asset
Management
Strong and Flexible Balance Sheet
1
2
3
4
5

CONFIDENTIAL  |  22
$8.0
$1.1
$1.5
$2.1
$2.2
$2.2
$2.7
$2.8
$3.0
$3.5
$4.0
$4.2
$4.4
$4.4
$4.7
$5.4
$8.0
$10.0
$16.6
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
AHP
CLDT
HT
INN
CHSP
FCH
DRH
XHR
PEB
SHO
RLJ
LHO
RHP
AHT
APLE
HPT
PK
HST
Upon spin, Park becomes a significant player as the second largest publicly traded Lodging REIT
1
Size and Scale: Park ~2.5x the Size of Most Lodging REITs
(1)
Source: Public company filings, as of September 30, 2016. Market data as of November 25, 2016.
Note: Park EV assumes EBITDA multiple of 10.5 –
13x
(1) Assumption excludes HST from calculation
$8.0
$8.0
Value range for Park
Mixed & Limited Service
Full Service

Top 10 REITs
$2,109
Top 11 - 20
$1,185
PK
$763
Top 21 - 30
$727
Top 31 - 40
$549
Top 41 - 50
$417
Top 51 - 60
$368
Top 61 - 70
$313
Top 71 - 80
$272
Top 81 - 90
$232
Top 91 - 100
$187
Top 101 - 110
$149
Top 111 - 120
$108
Top 121 - 130
$65

CONFIDENTIAL  |  23
LTM Adj.
Company
Sector
EBITDA
1.
Simon Property Group, Inc.
Malls
$4,640
2.
General Growth Properties, Inc.
Malls
$2,260
3.
Welltower, Inc.
Healthcare
$2,204
4.
Ventas, Inc.
Healthcare
$1,845
5.
Prologis, Inc.
Industrial
$1,833
6.
HCP, Inc.
Healthcare
$1,832
7.
Public Storage
Storage
$1,804
8.
Equity Residential
Residential
$1,680
9.
Equinix, Inc.
Data Center
$1,554
10.
Boston Properties, Inc.
Office
$1,529
11.
Host Hotels & Resorts, Inc.
Lodging
$1,466
12.
Vornado Realty Trust
Office
$1,458
13.
AvalonBay Communities, Inc.
Residential
$1,295
14.
SL Green Realty Corp.
Office
$1,248
15.
Digital Realty Trust, Inc.
Data Center
$1,186
22.
Brixmor Property Group, Inc.
Shopping Centers
$846
23.
Omega Healthcare Investors, Inc.
Healthcare
$797
24.
Park Hotels and Resorts
Lodging
$763
25.
W. P. Carey Inc.
Net Lease
$754
Size and Scale: Park will Rank Among the Top 25 Largest REITs
Source: Public company filings,  NAREIT REITWatch and SNL Financial
(1)
Excludes mortgage REITs, telecommunication REITs, correctional facility REITs, timberland REITs and other REITs listed within the last twelve months
Park
LTM
Adjusted
EBITDA
vs.
US
REITs
Universe
(1)
Top
25
Largest
REITs
(1)
($ in millions)
($ in millions)
1
Park Hotels & Resorts will be within the
Top 25 largest REITs out of 130 REITs
based on LTM Adjusted EBITDA
(1)

CONFIDENTIAL  |  24
Hawaii
Two landmark, oceanfront
resorts catering to both
domestic and international
travelers
in the group and
transient business segments
Overview of Top 10 Assets: Landmark Resorts
Hilton
Hawaiian
Village:
Extensive
renovations
over
the
last
5
years
totaling
~$200
million,
from
modernization
of
rooms
to
enhancement
of
the
F&B
program;
secures
a
ten-year
$1.275
billion
CMBS
loan
maturing
in
November
2026
Hilton
Waikoloa
Village:
Major
meeting
space
renovation
in
2014
to
attract
growing
group
business;
contributing
600
rooms
to
timeshare
to
reduce
hotel
size
and
maximize
yield
Florida
Two luxury properties ideally
situated within their respective
markets with attributes that
create strategic advantages
within a resort setting
Waldorf
Astoria
Orlando:
Acquired
in
2015
as
part
of
the
New
York
Waldorf
1031
exchange;
Potential
ROI
project
includes
addition
of
a
ballroom,
as
well
as
additional
keys
Waldorf
Astoria
Casa
Marina:
Highest
RevPAR
in
the
portfolio;
strategic
advantage
as
one
of
the
few
Key
West
resorts
in
an
idyllic
setting
with
a
private
beach
location
2

CONFIDENTIAL  |  25
Adjacent hotels spanning 1.5 city blocks in San Francisco’s premier Union
Square sub-market with ~3,000 rooms
Hilton San Francisco Union Square and Parc 55 hotels
Overview of Top 10 Assets: Urban
Extensive room and lobby renovations; repositioned F&B program to include Herb N’ Kitchen
168k sq. ft. of meeting space provides advantage for in-house groups and less reliance on citywide conventions while Moscone Center under construction
Parc
55 hotel acquired in 2015 and converted to a Hilton brand
Both hotels secure a seven-year $725 million CMBS loan due
November 2023
Hilton New York Midtown
Premier NY conference hotel located in
the heart of Midtown
Significant
capital
invested
to
renovate
rooms,
reposition
F&B
platform;
added
8k
sq.
ft.
of
retail
space
Strategic
advantage
in
group
market
with
150k
sq.
ft.
of
meeting
space
2

CONFIDENTIAL  |  26
Hilton Chicago Downtown
Hilton New Orleans Riverside
Premier convention hotel located on a
full city block in downtown Chicago
across from McCormick Conv. Center
Strategically located adjacent to
convention center and proximate to the
famed French Quarter
Overview of Top 10 Assets: Convention/Conference
Recent comprehensive
renovation totaling ~$125mn that
included rooms, public areas and
repurposing of underutilized
space into meeting space
Potential ROI project includes
repurposing additional
underutilized space into meeting
space
Hilton Orlando Bonnet Creek
1,001-room conference hotel with 113k
sq. ft. of self-contained meeting space;
located proximate to Disney theme parks
Leading convention hotel in
major convention market
(1)
Extensive renovation in 2012
totaling $40mn to modernize
main tower guestrooms and
public areas
Potential development
opportunity with excess land
parcel
Acquired in 2015 as part of the
New York Waldorf 1031
exchange
Recent renovation of the lobby
including repositioning of F&B
outlets
Potential ROI projects include
additional rooms, as well as a
poolside F&B outlet
2
(1) Source: Hilton.com

CONFIDENTIAL  |  27
Note: Includes approximately 600 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
Note: Includes approximately 25 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
(1)
Assumes EBITDA multiple range of 10.5x to 13x
(2)
Park Hotels & Resorts estimate
2
Iconic Assets Valued at Well Below Replacement Cost
$8.0
$7.5
$11.0
$0.0
$2.0
$4.0
$6.0
$8.0
Park Enterprise Value
(est.)
Portfolio Replacement
Cost (est.)
$18.5
Assuming
a
peer
EBITDA
multiple
range
(1)
,
Park’s
assets
will
likely
be
valued
at
a
significant
discount
to
replacement
cost
(2)
$10.0
Rooms
Mtg
Space
(sq.
ft.)
Replacement
Cost ($/key)
Top 10
13,949
962k
$11.0 bn
($790k/key)
Park
Portfolio
35,418
2,300k
$18.5
bn
($525k/key)
PK
EV Range
$8.0 bn
$9.0 bn
$10.0 bn
Portfolio
Replacement Cost
$18.5 bn
$18.5
bn
$18.5
bn
Discount to Replacement
Cost
57%
51%
46%

CONFIDENTIAL  |  28
Growth through Disciplined Capital Allocation
Focus on building portfolio of
Upper Upscale and Luxury branded
assets in Top 25 markets and premium resort destinations
Pursue
larger scale deals (assets and portfolios) that
offer significant value add opportunities
Diversify brand and operator mix to include other global
manager / franchisors
Strategically
invest
in
the
core
hotel
portfolio;
execute
on
significant
embedded ROI opportunities
Opportunistically
recycle capital, selling out of slower growth, non-core
assets and reinvest in higher growth markets
3

CONFIDENTIAL  |  29
6.2%
5.3%
5.8%
6.3%
5.7%
5.0%
5.2%
6.1%
6.7%
5.5%
6.2%
6.5%
$25 - $100
$100 - $250
$250 - $400
> $400
All Deals
Unencumbered
Encumbered
Less
competition
exists
on
larger
transactions
as
only
a
limited
number
of
investors
have
access
to
equity
needed
to
pursue
$250+
million
single
assets
Consequently,
the
share
of
deals
pre-empted
and
executed
off-market
increases
in
conjunction
with
deal
size,
thereby
enhancing
the
price
negotiation
leverage
for
an
eligible
buyer
Park’s
balance
sheet
and
operating
platform
are
well
positioned
to
execute
these
larger
transactions
Deal Size ($ in millions)
$25 -
$100
$100 -
$250
$250+
# of Deals
57
41
15
Avg. # of Rooms
262
386
790
Avg. Pricing ($mn)
$60
$146
$504
Avg. Price per Key
$299K
$458K
$674K
Avg.
#
of Bids
6.9
7.2
3.8
# of Pre-Empts
/ Off-Market Deals
4
6
4
Pre-empt/Off-Market
Deals
as a % of Total Deals
7%
15%
27%
Market Backdrop for Deals of Scale
Summary of Eastdil First Round Bids
2014 to 2016 YTD
Cap Rates for Full Service Transactions in Major
Markets
2014 to 2016 YTD
Source: Eastdil Secured & Real Capital Analytics
Capital Allocation: Target Larger Scale Acquisitions
3

PARK
HOTELS & RESORTS

Hilton
Marriott
HYATT
FOUR SEASONS

CONFIDENTIAL  |  30
Worldwide
Group
Sales
Strong
Loyalty
Programs
Worldwide
Reservation
Systems
Effective
Brand
Segmentation
RevPAR
Premiums
Brand Strategy Maximizes Revenue and Profitability
Benefits of Partnering with Brands
Consistent
quality
through
a
branded
product
allows
Park
to
achieve
higher
RevPAR
and
margins
as
a
result
of:
Recognizable
product
compared
to
independent
hotels
struggling
to
differentiate
their
offerings
Worldwide
reservation
systems
Loyalty
programs
help
to
drive
recurring
sales,
while
lowering
new
customer
acquisition
costs
Hilton
(~58mn
members)
and
Marriott,
including
Starwood
(~85mn
members
(1)
),
have
~50%
of
sales
stemming
from
customers
within
loyalty
programs
Ability
to
achieve
increased
direct-to-consumer
sales
minimizing
OTA
/
wholesale
commissions
and
increasing
revenue
to
Park
Significantly
lower
distribution
costs
for
OTA
business
given
negotiating
power
of
brands
More
effective
competition
against
Airbnb,
particularly
with
respect
to
frequent
travelers
who
appreciate
the
reliability
and
security
of
branded
hotels
Brands Matter: Park will focus on owning hotels and resorts in the luxury and upper upscale segments
3
(1)
Source: Marriott Form 10-Q

Asset Management Waldorf Astoria Orlando

CONFIDENTIAL  |  32
Active Asset Management: Hands on Approach
Every Dollar Counts
Approach
Hope is Not a Strategy
Implementation
Weekly calls with Top 25 hotel teams:
Understand 90-day pricing trends
Review group booking pace and transient trends
Review monthly and quarterly operating performance:
Analyze labor efficiency and staffing
Set stretch goals to drive an incremental 25bps to
50bps of Hotel EBITDA margin
Share best practices from each property and apply across
the portfolio
Work with in-house project management team on
ROI / repositioning efforts:
Adding keys and/or meeting space
Energy efficiency projects and F&B optimization
Utilize in-house and external resources to drive profit –
retail, I.T., parking and F&B
Develop
strong
relationships
with
hotel
operators
through
proactive
communication
Continuous
improvement
of
property
level
operating
performance
Build
strategic
plans
that
seek
out
new
sources
of
business
while
developing
reverse
marketing
plans
for
changes
in
supply
Challenge
existing
revenue
management
models
Maximize
flow-through
with
the
“drive
for
65
mantra’”
by
increasing
revenue
and
sustainable
cost
reduction
Proactively
address
changes
in
demand
shifts
through
strategic
sales
initiatives
Forecast
accuracy
–
review
forecasts
on
the
1st
and
15th
of
the
month,
which
provides
the
ability
to
pivot
strategy
in
response
to
changing
market
conditions
Aggressively
target
non-core
revenue
streams:
parking,
rooftop
farming
and
retail
Validate
highest
and
best
use
across
portfolio
4

CONFIDENTIAL  |  33
$266
$549
$704
$864
$1,088
2011
2012
2013
2014
2015
Well-capitalized portfolio with ~$1.1 billion invested over the past 5 years to maintain competitive strength
(1) Includes only CapEx made in our wholly-owned hotels during our period of ownership
(2) Includes only CapEx and Total Revenue for our wholly-owned hotels during our period of ownership
Invested
heavily
to
drive
market
share
and
ensure
strong
competitive
positioning
of
Park
portfolio
Consistently
renovated
to
adapt
to
evolving
customer
preferences
and
latest
technology
Renovations
have
been
focused
on
guestroom
design,
open
and
activated
lobby
areas,
food
and
beverage
and
public
spaces,
and
modernized
meeting
space
Value
creation
through
repositioning
select
hotels
across
brands
or
chain
scale
segments
and
exploring
adaptive
reuse
opportunities
for
highest
and
best
use
No
major
deferred
maintenance
CapEx
projects
on
the
horizon
$ in millions
% of Total Revenue
CapEx: Over $1bn Has Been Reinvested in Park Hotels
12.8%
13.1%
6.7%
6.5%
8.4%
2011
2012
2013
2014
2015
4
12.7%
11.3%
10.2%
10.0%
9.4%
9.3%
8.6%
8.1%
8.0%
7.0%
6.7%
SHO
PEB
FCH
LHO
PK
CHSP
DRH
XHR
RHP
AHP
HST
Full Service Lodging REIT Avg: 9.2%
Historical Cumulative CapEx Spend
(1)
Yearly
CapEx
Spend
as
%
of
Total
Revenue
(2)
5-Year Avg. CapEx Spend vs Full Service Peers
Capital Investment Overview

Four Seasons (Future Site)
Hilton New Orleans Riverside
NOCC

CONFIDENTIAL  |  34
Hilton New Orleans Riverside: Development Rights/Land Sale
Future ROI Projects: New Orleans
Hilton
New
Orleans
Riverside
1,622
room
hotel
with
143,000
sq.
ft.
of
meeting
space
Adjacent
to
the
1.1
million
sq.
ft.
New
Orleans
Ernest
N.
Morial
Convention
Center
(NOCC)
–
7
th
largest
in
the
US
Opportunity:
Excess
Land
Whale
Lot:
8
acre
parking
lot
separates
Hilton
Riverside
and
NOCC
(yellow
box)
Sell
land
to
NOCC
for
future
expansion
Significant
FAR
(Floor
Area
Ratio)
available
for
a
future
hotel,
meeting
space,
and/or
retail
WTC
Garage:
Potential
to
add
a
‘luxury’
hotel
tower
WTC
Garage
‘Whale’ Lot
4

CONFIDENTIAL  |  35
Hilton Hawaiian Village: Development Rights
Future ROI Projects: Hawaii
Hilton
Hawaiian
Village
22-acre
oceanfront
resort
along
Oahu’s
prestigious
Waikiki
Beach
2,860
rooms,
nearly
145,000
sq.
ft.
of
retail
space,
20
restaurants
and
lounges,
5
pools,
a
spa,
and
96,000
sq.
ft.
of
meeting
space
Hotel
runs
at
95%
occupancy
Potential Opportunity:
Ala
Moana Land Parcel
Optimize
available
FAR
at
resort
Develop
luxury
hotel
tower
and
retail
Consider
highest
&
best
use,
which
could
include
hotel,
timeshare
or
residential
4
Rainbow Tower
Lagoon Tower
Ali’i
Tower
Diamond Head
Tower
Tapa Tower
Grand Waikikian
Tower
Kalia
Tower

PARK HOTELS & RESORTS

Hilton Orlando Bonnet Creek
Waldorf Astoria Orlando

CONFIDENTIAL  |  36
Bonnet Creek: Development Rights
Future ROI Projects: Orlando
Hilton
Bonnet
Creek
and
Waldorf
Astoria
Orlando
The
1,001-room
Hilton
and
the
adjacent
498-room
Waldorf
Astoria
Orlando
feature
a
combined
147,000
sq.
ft.
of
meeting
space,
a
3-acre
Florida-style
lazy
river
pool,
a
luxurious
spa,
a
renowned
championship
golf
course,
fitness
center
and
nearly
a
dozen
dining
and
lounge
options
Opportunity:
Additional
Meeting
Space
Optimize
meeting
platform
with
40,000
sq.
ft.
of
additional
multi-purpose
space
$50mn
investment
expected
to
generate
an
additional
$10mn
of
EBITDA
per
annum
starting
in
2020
4

Hilton Chicago Strong and Flexible Balance Sheet

Strong and Flexible Balance Sheet
Pro Forma Debt Capital Structure
Pro Forma Debt Capital Structure Overview
Weighted average cost of debt: 3.7%
$214 million of unconsolidated JV debt (pro rata)
Target investment grade leverage profile over time
Pro
forma
for
the
spin
and
purging
distribution,
Park
expects
to
have
$100-200
million
of
cash
In
addition
to
cash,
Park
is
expected
to
have
access
to
a
$1
billion
revolving
credit
facility
which
is
expected
to
be
undrawn
at
spin
Liquidity Profile
(1)
Figures exclude pro rata share of Unconsolidated JVs
(2)
TLA (L+1.45%) and Revolver (L+1.50%) floating interest rates projected based on total leverage at spin date
Park
will
pay
a
one-time
dividend
to
purge
its
historical
earnings
and
profits
(E&P
purge)
Dividend
payout
ratio
is
expected
to
be
approximately
65-70%
of
Funds
from
Operations
(FFO)
Dividend and Payout Ratio Analysis
5
CONFIDENTIAL  |  38
Debt
$ Amount
% of
Total
Weighted Avg.
Cost of Debt
CMBS (secured)
$ 2,000
66%
4.2%
Term Loan A (unsecured)
(2)
750
25%
2.1%
Consolidated JV Debt (secured)
207
7%
3.9%
Other (incl. capital lease obligations)
70
2%
7.4%
Revolver
(2)
0
0%
2.1%
Total Long-Term Debt
$ 3,027
100%
3.7%
Fixed
74%
Floating
26%
(1)
(1)

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Fixed
Floating
$55
$12
$750
$30
$725
$1,440
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026+

Strong and Flexible Balance Sheet
Pro Forma Debt Maturity Schedule
Weighted average maturity of almost eight years
No meaningful maturities within the next five years
$750mn of debt will be open to prepayment at par upon closing of the spin-off
Approximately 50%
of the debt capital stack open to prepayment at par in three years
(1) Figures exclude pro rata share of Unconsolidated JV and capital leases
($ in  millions)
5
(1)
CONFIDENTIAL  |  39
WA Fixed Rate
Maturing Debt
WA Floating Rate
Maturing Debt
2.09%
2.89%
-
-
-
-
-
4.11%
-
-
4.20%
-
-
-
-
-
-
-
7.50%
-
-
3.55%

CONFIDENTIAL  |  40
Investment Summary: Why Park Hotels & Resorts?
Scale and Iconic
Real Estate
Iconic,
irreplaceable
assets
with
significant
embedded
value;
replacement
cost
is
estimated
at
$18.5bn
or
$525,000
per
key
Portfolio
is
well
insulated
from
supply
pressures,
facing
just
2.2%
supply
growth
per
annum
over
the
next
2
years,
or
50bp+
below
peer
average
Park
will
rank
as
24
th
largest
U.S.
REIT
and
will
be
over
2.5x
larger
than
the
average
lodging
REIT
(ex-HST).
Historically,
large
cap
REITs
have
enjoyed
a
17%
multiple
premium
over
small
cap
peers
(1)
Significant Growth
Profile
Superior Balance
Sheet and Liquidity
Opportunity
to
actively
asset
manage
the
portfolio
to
help
deliver
strong
internal
growth
Currently
a
260bp
Adjusted
EBITDA
margin
gap
between
Park
Hotels
and
its
full-service
lodging
REIT
peers.
Each
50bp
of
Adjusted
EBITDA
margin
improvement
translates
into
$160mn
of
value
creation
(2)
Utilize
Park’s
size
and
liquidity
for
strategic
acquisitions,
including
single
assets,
portfolios
and
M&A
Identified
over
a
dozen
hotels
targeted
for
renovation
(ROI
projects),
intends
to
invest
nearly
$200mn
over
the
next
several
years,
with
targeted
yields
of
15%
to
20%
Maintains
a
very
strong
and
flexible
balance
sheet
with
leverage
of
4.0x
at
a
weighted
average
cost
of
3.7%
2%
of
debt
maturing
over
the
next
4
years
(3)
Park
expected
to
have
$1
billion
under
revolving
credit
facility
to
fund
external
growth
opportunities
(1)
Per FactSet. Average of largest REITs’ multiple premium over respective subsector peers in the last five years
(2)
Assumes Adjusted EBITDA multiple of 11x
(3)
Excludes pro rata share of Unconsolidated JVs

Hilton
NEW YORK
Hilton
NEW YORK
PARK
HOTELS & RESORTS

Appendix Hilton New York Midtown

CONFIDENTIAL  |  42
(1)
Includes approximately 25 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
(2)
Includes approximately 600 rooms that will become part of Hilton Grand Vacations prior to the completion of the spin-off
(3)
Park Hotels & Resorts estimate
Top 10 Assets Overview
Iconic Assets Valued at Well Below Replacement Cost
Hotel
Rooms
Meeting
Space
Replacement
Cost (/ key)
(3)
Description
Hilton Hawaiian Village
Honolulu, Hawaii
2,860
96,000
(sq. ft.)
$2.9bn
($1.0mn/key)
22-acre oceanfront resort along Waikiki Beach, with 145,000
sq. ft. of retail space
Hilton San Francisco Union
Square
Parc 55 Hotel San Francisco
San Francisco, California
1,919
1,024
136,000
32,000
$2.3bn
($775k/key)
Two adjacent convention hotels together comprising 2,943
rooms with 160,000+ sq. ft. of meeting space spanning 1.5 city blocks in the Union Square area of San Francisco
Hilton New York Midtown
New York, New York
1,929
(1)
150,000
$2.0bn
($1.1mn/key)
The hotel with the most meeting space in
Manhattan,
benefitting from 5,000 sq. ft.
of highly desirable retail with
frontage on Sixth Avenue
Hilton Waikoloa Village
Waikoloa Village, Hawaii
1,241
(2)
57,000
$1.0bn
($825k/key)
62-acre oceanfront resort on the
Big Island of Hawaii
Hilton Chicago
Chicago, Illinois
1,544
190,000
$900mn
($580k/key)
Convention hotel that covers a full city block in downtown
Chicago
Waldorf Astoria Orlando
Hilton Orlando Bonnet Creek
Orlando, Florida
498
1,001
34,000
113,000
$825mn
($550k/key)
Secluded
within a 482-acre nature preserve, the resort is
located near Walt Disney World®  with a
Rees Jones designed
championship golf course
Hilton New Orleans Riverside
New Orleans, Louisiana
1,622
143,000
$720mn
($445k/key)
Overlooks the Mississippi River, adjacent to one of the largest
U.S. convention centers and proximate to the French Quarter
Waldorf Astoria Casa Marina Resort
Key West, Florida
311
11,000
$348mn
($1.1mn/key)
Landmark luxury beach resort in Key West overlooking nearly a quarter mile of private beachfront
Top 10 Assets:
Total Park Portfolio:
13,949
35,418
962,000
2,300,000+
$11.0bn
($790k/key)
$18.5bn
($525k/key)
Top 10 properties contributed ~61% of LTM Ownership EBITDA,
while delivering annualized EBITDA growth of 11% over the last five years

CONFIDENTIAL  |  43
Pro Forma Adjusted EBITDA
(1)
Waldorf=Astoria NY, Hilton Templepatrick and Doubletree Missoula included in historical GAAP results
(2)
Represents incremental fees based on the terms of the post spin management agreements with Hilton and the estimated excise taxes on certain REIT leases
(3)
Includes six properties acquired in 2015 in a 1031 Like-Kind Exchange and five Unconsolidated JVs that became Wholly-Owned properties in 2014, which were not included in historical GAAP results prior to 100%
ownership
FYE
FYE
FYE
LTM
($ in millions)
2013
2014
2015
2016
GAAP Net Income
147
$
181
$
299
$
191
$
Interest income
(2)
(1)
(1)
(1)
Interest expense
162
186
186
188
Income tax expense
104
117
118
84
Depreciation and amortization expense
246
248
287
295
Interest, income tax and depreciation and amortization expenses
37
33
25
25
included in equity in earnings from investment in affiliates
EBITDA
694
$
764
$
914
$
782
$
Gain on sales of assets, net
-
-
(143)
(1)
Gain on foreign currency transactions
-
(2)
-
-
FF&E replacement reserve
1
2
2
2
Gain on debt extinguishment
(68)
-
-
-
Impairment loss
-
-
-
15
Other gain (loss), net
-
(25)
6
8
Other adjustment items
54
15
38
14
Adjusted EBITDA
681
$
754
$
817
$
820
$
Less:
Adjusted EBITDA from hotels disposed of
(1)
(79)
(76)
1
(2)
Spin-off adjustments
(2)
(67)
(63)
(57)
(55)
Add:
Adjusted EBITDA from hotels prior to owning
(3)
125
138
20
-
Pro forma Adjusted EBITDA
660
$
753
$
781
$
763
$

CONFIDENTIAL  |  44
Funds from Operations
(1)
Waldorf=Astoria NY, Hilton Templepatrick and Doubletree Missoula included in historical GAAP results.
(2)
Reflects adjustments to: (a) our historical debt and related balances and interest expense to give the net effect to financing transactions that will be completed prior to spin-off, (b) changes in expenses related to management and franchise agreements we will enter into with Hilton upon completion of the spin-off, (b) the removal of non-recurring separation expenses, and (d) the estimated excise taxes on certain REIT leases.
(3)
NAREIT FFO attributable to Parent means net income (loss) attributable to Parent (calculated in accordance with
U.S. generally accepted accounting principles (“U.S. GAAP”)), excluding gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation, amortization and impairments and adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect our pro rata share of the FFO of those entities on the same basis. We calculate NAREIT FFO attributable to Parent for a given operating period in accordance with the guidelines of the National Association of
Real Estate Investment Trusts (“NAREIT”).  There were no adjustments to NAREIT FFO attributable to Parent during the LTM ended September 30, 2016.
Historical
Hotels
Spin-off and Financing
Pro Forma
($ in millions)
LTM
Disposed of
(1)
Adjustments
(2)
LTM
Net income attributable to Parent
184
$
16
$
80
$
280
$
Depreciation and amortization expense
295
(1)
-
294
Impairment loss
15
(15)
-
-
Gain on sales of assets, net
(1)
1
-
-
Equity investment adjustments:
-
Equity in earnings from investments in affiliates
(20)
-
-
(20)
Pro rata FFO of equity investments
38
-
-
38
NAREIT and Adjusted FFO attributable to Parent
(3)
511
$
1
$
80
$
592
$

CONFIDENTIAL  |  45
Historical Operating Results –
Consolidated Hotels
(1)
Includes periods prior to the Company’s ownership of the hotels and are pro forma adjusted for the incremental fees based on the terms of the post-spin management agreements with Hilton
(2)
Operational results of international properties reflected in 2016 FX currency neutral rates as September 30, 2016
(3)
Financial results of international properties reflected using actual FX rates
(4)
See slide, “Reconciliation -
Pro Forma Total Portfolio Revenue to Total GAAP Revenue and Pro Forma Hotel EBITDA Margin" for reconciliation to Total GAAP Revenue
The
following
table
presents
the
historical
operating
results
of
the
Consolidated
Hotels
(1)
:
2015
2016
($ in millions)
Q1A
Q2A
Q3A
Q4A
FYE
Q1A
Q2A
Q3A
Room Count
30,624
30,639
30,660
30,676
30,627
30,627
30,631
30,612
30,627
30,291
30,345
30,343
30,343
RevPar
(2)
123.73
$
133.53
$
143.19
$
153.63
$
149.29
$
169.44
$
165.73
$
156.63
$
160.31
$
154.87
$
169.64
$
164.92
$
161.50
$
RevPar Growth %
n/a
7.9%
7.2%
7.3%
n/a
n/a
n/a
n/a
4.3%
3.7%
0.1%
(0.5%)
0.7%
Total RevPar
(2)
184.77
$
195.67
$
210.59
$
226.47
$
229.33
$
256.31
$
238.31
$
236.83
$
240.21
$
237.22
$
259.19
$
239.09
$
243.04
$
Total RevPar
Growth %
n/a
5.9%
7.6%
7.5%
n/a
n/a
n/a
n/a
6.1%
3.4%
1.1%
0.3%
1.2%
ADR
(2)
166.20
$
174.21
$
181.29
$
189.86
$
191.01
$
197.00
$
195.03
$
200.24
$
195.85
$
200.58
$
201.04
$
198.50
$
200.08
$
ADR Growth %
n/a
4.8%
4.1%
4.7%
n/a
n/a
n/a
n/a
3.2%
5.0%
2.1%
1.8%
2.2%
Occupancy %
74.5%
76.6%
79.0%
80.9%
78.2%
86.0%
85.0%
78.2%
81.9%
77.2%
84.4%
83.1%
80.7%
Occupancy Growth (bps)
n/a
220 bps
234 bps
193 bps
n/a
n/a
n/a
n/a
93 bps
(95) bps
(163) bps
(190) bps
(113) bps
Pro Forma Revenue Summary
(3)
Room
1,421
$
1,527
$
1,628
$
1,748
$
414
$
475
$
469
$
443
$
1,801
$
427
$
469
$
460
$
1,799
$
F&B
559
564
594
632
172
192
154
177
695
178
199
156
710
Other
134
146
169
193
50
51
51
49
201
51
49
51
200
Pro Forma Hotel Revenue
(4)
2,114
$
2,237
$
2,391
$
2,573
$
636
$
718
$
674
$
669
$
2,697
$
656
$
717
$
667
$
2,709
$
Departmental & Other Expenses
1,534
1,574
1,605
1,685
432
454
445
446
1,777
451
463
447
1,807
Management Fees, pro forma
103
112
124
135
33
38
35
34
140
33
38
34
139
Pro Forma Hotel Adjusted EBITDA
477
$
551
$
662
$
753
$
171
$
226
$
194
$
189
$
780
$
172
$
216
$
186
$
763
$
Pro Forma Hotel Adjusted EBITDA Margin %
22.5%
24.6%
27.6%
29.3%
26.8%
31.5%
28.8%
28.3%
28.9%
26.2%
30.1%
27.8%
28.2%
LTM
2011A
2012A
2013A
2014A

CONFIDENTIAL  |  46
Historical Operating Results –
Top 10 Hotels
(1)
Includes periods prior to the Company’s ownership of the hotels and are pro forma adjusted for the incremental fees based on the terms of the post-spin management agreements with Hilton
The following table presents the historical operating results of the Top 10 properties
(1)
as measured by 2015 Hotel EBITDA:
2015
2016
($ in millions)
Q1A
Q2A
Q3A
Q4A
FYE
Q1A
Q2A
Q3A
Room Count
13,978
13,980
13,981
13,996
13,948
13,948
13,952
13,953
13,951
13,904
13,953
13,951
13,951
RevPar
157.71
$
170.93
$
184.55
$
195.20
$
182.70
$
211.77
$
206.16
$
206.27
$
201.78
$
193.89
$
210.88
$
204.73
$
203.96
$
RevPar Growth %
n/a
8.4%
8.0%
5.8%
n/a
n/a
n/a
n/a
3.4%
6.1%
(0.4%)
(0.7%)
1.1%
Total RevPar
239.27
$
253.88
$
277.42
$
297.18
$
294.27
$
335.48
$
306.48
$
317.10
$
313.38
$
310.86
$
337.26
$
307.88
$
318.25
$
Total RevPar Growth %
n/a
6.1%
9.3%
7.1%
n/a
n/a
n/a
n/a
5.5%
5.6%
0.5%
0.5%
1.6%
ADR
202.54
$
215.49
$
225.34
$
234.70
$
229.70
$
239.19
$
236.68
$
251.33
$
239.31
$
244.52
$
243.64
$
239.87
$
244.78
$
ADR Growth %
n/a
6.4%
4.6%
4.2%
n/a
n/a
n/a
n/a
2.0%
6.5%
1.9%
1.3%
2.3%
Occupancy %
77.9%
79.3%
81.9%
83.2%
79.5%
88.5%
87.1%
82.1%
84.3%
79.3%
86.6%
85.4%
83.3%
Occupancy Growth (bps)
n/a
146 bps
257 bps
127 bps
n/a
n/a
n/a
n/a
116 bps
(24) bps
(198) bps
(175) bps
(100) bps
Pro Forma Revenue Summary
Room
805
$
875
$
942
$
997
$
229
$
269
$
265
$
265
$
1,028
$
246
$
268
$
263
$
1,042
$
F&B
325
328
353
382
106
121
92
107
426
113
127
97
444
Other
91
96
121
139
35
36
36
35
142
35
34
35
139
Pro Forma Hotel Revenue
1,221
$
1,299
$
1,416
$
1,518
$
370
$
426
$
393
$
407
$
1,596
$
394
$
429
$
395
$
1,625
$
Departmental & Other Expenses
864
886
914
959
247
263
254
257
1,021
262
269
259
1,047
Management Fees, pro forma
61
67
76
82
19
23
21
22
85
21
23
21
86
Pro Forma Hotel Adjusted EBITDA
296
$
346
$
426
$
477
$
104
$
140
$
118
$
128
$
490
$
111
$
137
$
115
$
492
$
Pro Forma Hotel Adjusted EBITDA Margin %
24.2%
26.6%
30.1%
31.4%
28.1%
33.0%
30.0%
31.4%
30.7%
28.2%
32.1%
29.2%
30.3%
LTM
2011A
2012A
2013A
2014A

CONFIDENTIAL  |  47
Unconsolidated Joint Venture EBITDA
Segmentation by Market
Historical
Operating
Results
–
Other
(1)
EBITDA shown at pro rata ownership share
(2)
Year-to-date as of September 30, 2016
(3)
Includes spin-off related and other transaction expenses and acquisition costs
(4)
As shown in the Combined Consolidated Statements of Comprehensive Income per the Form 10
(5)
Includes three laundry facilities
Pro Forma Unconsolidated Joint Venture EBITDA
($ in millions)
2015
LTM
Pro Forma Unconsolidated JV EBITDA (9 hotels)
(1)
46
$
45
$
Bridge from Corporate G&A to Corporate Expense and Other
($ in millions)
Corporate G&A Expense
45
$
35
$
44
$
Adjustments:
Add: Transaction Expenses & Other
(3)
38
11
13
Add: Laundry Expense
13
10
15
Total Adjustments
51
$
21
$
28
$
Corporate Expense and Other
(4)
96
$
56
$
72
$
LTM
YTD
(2)
2015A
Laundry Facilities
(5)
($ in millions)
Revenue
13
$
14
$
Expenses
13
$
15
$
2015A
LTM
Southern
California
Northern Florida
International
Washington DC
Metro
New Jersey
Nevada
35%
25%
19%
16%
3%
2%

CONFIDENTIAL  |  48
Pro Forma Debt Profile and Pro Forma Capitalization
Pro Forma Debt Profile ($ in millions)
Tranche
Amount
Maturity
Rate
Amortization
Senior Unsecured Revolver
$1,000 (undrawn)
5 years
L+1.50%
(1)
Interest only
Senior Unsecured Term Loan A
$750
5 years
L+1.45%
(1)
Interest only
CMBS Loan - HHV
$1,275
10 years
4.1995%
Interest only
CMBS Loan - SF/Parc55
$725
7 years
4.1145%
Interest only
Senior Unsecured Notes due 2017
$55
1 year
7.5000%
Interest only
DT Santa Barbara - Fess Parker Loan
$165
10 years
4.1700%
Interest only through 2021; 30 year amortization thereafter
DT Ontario Loan
$30
5 years
L+2.50%
Interest only through 2020; 25 year amortization thereafter
DT Spokane Loan
$12
4 years
3.5500%
Interest only
(1)
Spread adjusted based on leverage metrics as defined in the credit agreement
(2)
Reflects repayment of existing $104 million loan and issuance of new $165 million loan closed in November 2016
(3)
Includes two capital lease obligations
(4)
$1.275 billion loan secured by HLT Hawaiian Village hotel closed in October 2016
(5)
$725 million loan secured by Hilton San Francisco Union Square and Parc 55 hotels closed in October 2016
(6)
Credit facility expected to close by mid December 2016; Revolver undrawn at time of spin
(7)
$8 million unamortized deferred financing costs related to Revolver not included in FY2016E long term debt balance
Pro Forma Capitalization
Pro Forma
Pro Forma
Capitalization
Adjustments
Capitalization
Adjustments
Recapitalization
($ in millions)
as of 12/31/2015
through Q3 2016
as of 9/30/2016
& Q4 Activity
FY2016E
CMBS Loan
3,418
$
(991)
$
2,427
$
(2,427)
$
-
$
Bonnet Creek Loan
450
(4)
446
(446)
-
DT
Santa
Barbara
-
Fess
Parker
Loan
(2)
104
-
104
61
165
Senior Unsecured Notes due 2017
55
-
55
-
55
DT Ontario AP Loan
30
-
30
-
30
Capitalized Leases
(3)
17
(2)
15
-
15
DT Spokane Loan
12
-
12
-
12
CMBS
Loan
-
HHV
(4)
-
-
-
1,275
1,275
CMBS
Loan
-
SF/Parc55
(5)
-
-
-
725
725
Senior Unsecured Term Loan A
(6)
-
-
-
750
750
Senior Unsecured Revolver
(6)
-
-
-
-
-
Long Term Debt
4,086
$
(997)
$
3,089
$
(62)
$
3,027
$
Less: Unamortized Deferred Financing Costs
(7)
(29)
13
(16)
(4)
(20)
Total Long Term Debt
4,057
$
(984)
$
3,073
$
(66)
$
3,007
$

Hilton Hawaiian Village 1 Hilton Waikoloa Village Reconciliations

CONFIDENTIAL  |  50
Reconciliation –
GAAP Net Income to Pro Forma Ownership EBITDA
(1)
Includes Wholly-Owned, Consolidated JVs and Unconsolidated JVs at pro rata equity share
(2)
Waldorf=Astoria NY, Hilton Templepatrick and Doubletree Missoula included in historical GAAP results
(3)
Represents incremental fees based on the terms of the post spin management agreements with Hilton and the estimated excise taxes on certain REIT leases
(4)
Includes six properties acquired in 2015 in a 1031 Like-Kind Exchange and five Unconsolidated JVs that became
Wholly-Owned properties in 2014, which were not included in historical GAAP results prior to 100% ownership
FYE
FYE
FYE
FYE
FYE
LTM
($ in millions)
2011
2012
2013
2014
2015
2016
GAAP Net Income
(44)
$
59
$
147
$
181
$
299
$
190
$
Other revenue
(10)
(10)
(10)
(10)
(13)
(14)
Impairment loss
5
23
-
-
-
15
Depreciation and amortization expense
239
228
246
248
287
295
Corporate and other expense
54
64
103
67
96
72
Gain on sales of assets, net
-
-
-
-
(143)
(1)
Interest income
(3)
(2)
(2)
(1)
(1)
(1)
Interest expense
176
153
162
186
186
188
161
37
37
33
25
25
Gain on foreign currency transactions
-
1
-
(2)
-
-
Gain on extinguishment of debt
-
-
(68)
-
-
-
Other gain (loss), net
-
-
-
(25)
6
8
Income tax expense
(28)
54
104
117
118
84
FF&E replacement reserve
4
2
1
2
2
2
Ownership EBITDA
(1)
554
$
609
$
720
$
796
$
862
$
863
$
Less:
Adjusted EBITDA from hotels disposed of
(2)
(71)
(68)
(79)
(76)
1
-
Spin-off adjustments
(3)
(56)
(61)
(67)
(63)
(57)
(55)
Add:
Adjusted EBITDA from hotels prior to owning
(4)
83
106
125
138
20
-
Pro forma Ownership EBITDA
510
$
586
$
699
$
795
$
826
$
808
$
Interest, income tax and depreciation and
amortization expenses included in equity in
earnings from investment in affiliates

CONFIDENTIAL  |  51
Reconciliation
–
Pro
Forma
Hotel
Adjusted
EBITDA
to
Ownership
EBITDA
(1)
Waldorf=Astoria NY, HLT Templepatrick and DT Missoula included in historical GAAP results
(2)
Represents incremental fees based on the terms of the post spin management agreements with Hilton and the estimated excise taxes on certain REIT leases
(3)
Includes six properties acquired in 2015 in a 1031 Like-Kind Exchange and five Unconsolidated JVs that became
Wholly-Owned properties in 2014, which were not included in historical GAAP results prior to 100% ownership
(4)
Excludes Unconsolidated JVs
(5)
See slide, “Reconciliation –
GAAP Net Income to Pro Forma Ownership EBITDA” for reconciliation to GAAP Net
Income
FYE
FYE
FYE
FYE
FYE
LTM
($ in millions)
2011
2012
2013
2014
2015
2016
Pro forma Hotel Adjusted EBITDA
477
$
551
$
662
$
753
$
780
$
763
$
Add:
Adjusted
EBITDA
from
hotels
disposed
of
(1)
58
54
64
67
(2)
1
Spin-off adjustments
(2)
56
61
67
63
57
55
Less:
Adjusted EBITDA from hotels prior to owning
(3)
(82)
(105)
(123)
(136)
(20)
-
Hotel Adjusted EBITDA
(4)
509
561
670
747
815
819
Pro forma Adjusted EBITDA from Unconsolidated JVs
33
35
37
42
46
45
Add:
Adjusted EBITDA from hotels disposed of
(1)
13
14
15
9
1
-
Less:
Adjusted
EBITDA
from
hotels
prior
to
owning
(3)
(1)
(1)
(2)
(2)
-
-
Adjusted EBITDA from Unconsolidated JVs
45
48
50
49
47
45
Ownership EBITDA
554
$
609
$
720
$
796
$
862
$
864
$
Pro forma Hotel Adjusted EBITDA
477
$
551
$
662
$
753
$
780
$
763
$
Pro forma Adjusted EBITDA from Unconsolidated JVs
33
35
37
42
46
45
Pro forma Ownership EBITDA
(5)
510
$
586
$
699
$
795
$
826
$
808
$

CONFIDENTIAL  |  52
Reconciliation
–
Pro
Forma
Total
Portfolio
Revenue
to
Total
GAAP
Revenue and Pro Forma Hotel Adjusted EBITDA Margin
(1)
Total Portfolio Revenue consists of all Company revenues, including revenues from our Wholly-Owned,
Consolidated JVs, Unconsolidated JVs, and Laundry facilities
(2)
Waldorf=Astoria NY, Hilton Templepatrick and Doubletree Missoula included in historical GAAP results
(3)
Includes six properties acquired in 2015 in a 1031 Like-Kind Exchange and five Unconsolidated JVs that became
Wholly-Owned properties in 2014, which were not included in historical GAAP results prior to 100% ownership
(4)
See slide, “Reconciliation –
Pro Forma Hotel Adjusted EBITDA to Ownership EBITDA” for reconciliation
FYE
FYE
FYE
FYE
FYE
LTM
($ in millions)
2011
2012
2013
2014
2015
2016
Pro forma Total Portfolio Revenue
(1)
2,230
$
2,358
$
2,516
$
2,707
$
2,840
$
2,855
$
Less:
Pro rata share from Unconsolidated JVs
(106)
(111)
(115)
(124)
(130)
(133)
Less:
Revenue from Laundry facilities
(10)
(10)
(10)
(10)
(13)
(13)
Pro forma Hotel Revenue
2,114
2,237
2,391
2,573
2,697
2,709
Add:
Revenue from Laundry facilities
10
10
10
10
13
13
Add:
Revenue from hotels disposed of
(2)
276
275
289
298
30
10
Less:
Revenue from hotels prior to owning
(3)
(299)
(332)
(357)
(368)
(52)
-
Total GAAP Revenue
2,101
$
2,190
$
2,333
$
2,513
$
2,688
$
2,732
$
Pro forma Hotel Revenue
2,114
$
2,237
$
2,391
$
2,573
$
2,697
$
2,709
$
Pro forma Hotel Adjusted EBITDA
(4)
477
$
551
$
662
$
753
$
780
$
763
$
Pro forma Hotel Adjusted EBITDA Margin
22.6%
24.6%
27.7%
29.3%
28.9%
28.2%

CONFIDENTIAL  |  53
Defined Terms
LTM
Last twelve months as of September 30, 2016, unless stated otherwise
Replacement Cost
Replacement cost is the cost of developing a property similar to the subject property and includes the following elements: land value; building construction cost; furniture, fixtures, and equipment (FF&E) cost; soft costs; opening costs; and developer's costs. Replacement cost reflected in this presentation are internal Park estimates
Wholly-Owned
Includes all properties that are owned at 100% equity
Consolidated JVs
Represents entities in which Park has a controlling financial interest
Unconsolidated JVs
Represents entities in which Park does not have a controlling financial interest
EBITDA
(Includes all JV interests)
EBITDA reflects net income excluding interest expense, a provision for income taxes and depreciation and amortization.  We consider EBITDA to be a useful measure for investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure
(primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results
Adjusted EBITDA
(Includes all JV interests)
Adjusted EBITDA is calculated as EBITDA, as previously defined, further adjusted to exclude gains, losses and expenses in connection with: (i) asset dispositions for both consolidated and unconsolidated investments; (ii) foreign currency transactions; (iii) debt restructurings/retirements; (iv) non-cash impairment losses; (v) furniture, fixtures and equipment (“FF&E”) replacement reserves required by certain lease agreements; (vi) reorganization costs; (vii)
share-based and certain other compensation expenses; (viii) severance, relocation and other expenses; and (ix)
other items
Ownership EBITDA
(Includes all JV interests)
Ownership Segment Adjusted EBITDA (“Ownership EBITDA”)  is Hotel Adjusted EBITDA plus pro rata share of
Adjusted EBITDA from Unconsolidated JVs. We present Ownership EBITDA to help us and our investors evaluate the ongoing operating performance of our entire portfolio of hotels
Hotel Adjusted EBITDA
(Excludes UJV
interests)
Consolidated Hotel Adjusted EBITDA (“Hotel Adjusted EBITDA”) measures property-level results before debt service, depreciation and corporate expenses for our consolidated properties, excluding properties owned by Unconsolidated
JVs, and is a key measure of our profitability. We present Hotel Adjusted EBITDA to help us and our investors evaluate the ongoing operating performance of our consolidated properties